Exhibit 5


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
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[TRAVELERS LOGO]                                                                                        VARIABLE ANNUITY APPLICATION
The Travelers Insurance Company
The Travelers Life and Annuity Company                                                                      [VINTAGE ANNUITY SERIES]
[One Cityplace] o Hartford, CT [ 06103-3415]
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PRODUCT SELECTION  (PLEASE CHECK ONE)
[X]  [TRAVELERS VINTAGE II]                                            [ ]   [TRAVELERS VINTAGE XTRA]
[ ]  [TRAVELERS VINTAGE 3]                                             [ ]   [TRAVELERS VINTAGE ACCESS]
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OWNER INFORMATION  (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
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Name                                                                   SS#
           JOHN DOE                                                              000-00-0000
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Street Address                                                         Sex    [X] Male     Date of Birth
          ONE ANY STREET                                                      [ ] Female
---------------------------------------------------------------------- -------------------------------------------------------------
City, State, Zip                                                       U.S. Citizen  [X]  Y   [ ]  N
          ANYTOWN, PA 00000                                            If no, please indicate country of citizenship
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JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
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Name                                                                   SS#                              Relationship to Owner

---------------------------------------------------------------------- ------------------ ------------------------------------------
Street Address                                                         Sex    [ ] Male     Date of Birth
                                                                              [ ] Female
---------------------------------------------------------------------- ------------------ ------------------------------------------
City, State, Zip                                                       U.S. Citizen  [ ]  Y  [ ]  N
                                                                       If no, please indicate country of citizenship
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ANNUITANT (IF DIFFERENT FROM OWNER) (IF NO ANNUITANT IS SPECIFIED, THE OWNER
STATED ABOVE WILL BE THE ANNUITANT)
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Name                                                                   Sex    [ ] Male      Date of Birth
                                                                              [ ] Female
---------------------------------------------------------------------- ------------------- -----------------------------------------
SS#                                                                    U.S. Citizen  [ ]  Y  [ ]  N
                                                                       If no, please indicate country of citizenship
---------------------------------------------------------------------- -------------------------------------------------------------
CONTINGENT ANNUITANT (NONQUALIFIED ONLY)
---------------------------------------------------------------------- ------------------- -----------------------------------------
Name                                                                   Sex    [ ] Male      Date of Birth
                                                                              [ ] Female
---------------------------------------------------------------------- -------------------------------------------------------------
SS#                                                                    U.S. Citizen  [ ]  Y  [ ]  N
                                                                       If no, please indicate country of citizenship
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[BENEFICIARY INFORMATION If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use special request section to provide additional beneficiaries or beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.
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Full Name (First, M.I., Last)                                           SSN/TIN          Relationship to Owner        % to Receive]
----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
SUSAN DOE                                       [X] Primary       000-00-0001             SPOUSE                       100%

----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
                                                [ ] Primary
                                                [ ] Contingent
----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
                                                [ ] Primary
                                                [ ] Contingent
----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
                                                [ ] Primary
                                                [ ] Contingent
----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
                                                [ ] Primary
                                                [ ] Contingent
----------------------------------------------- ---------------- ----------------------- ---------------------------- --------------
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
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TYPE OF PLAN (PLEASE CHECK ONLY ONE)                                  INITIAL PURCHASE PAYMENT
                                                                      $__[25,000]________________
[X] [Nonqualified                     [ ] Roth IRA Conversion         MINIMUM PAYMENT REQUIREMENTS
[ ] IRA Rollover                      [ ] Roth IRA Rollover]          [Travelers Vintage I]                     [$5,000]
[ ] 403(b) TSA Transfer               [ ] Other_____________          [Travelers Vintage 3]                     [$5,000]
                                                                      [Travelers Vintage XTRA]                  [$5,000]
                                                                      [Travelers Vintage Access]               [$15,000]
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REPLACEMENT INFORMATION
Do you have any existing life insurance policies or annuity contracts [ ] Yes  [X] No If yes, please provide details:
INSURANCE COMPANY NAME: _____________________________  CONTRACT NUMBER: ____________________

WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY
FOR ANNUITY CONTRACT IN THIS OR ANY OTHER COMPANY? [ ] Yes   [X] No
If yes, provide the information below: Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved.
INSURANCE COMPANY NAME: _____________________________  CONTRACT NUMBER: ____________________
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[FIXED ACCOUNT RATELOCK ([NOT AVAILABLE IN VINTAGE ACCESS])
[ ]  No - I do not choose to lock in the current Fixed Account rate. I understand that I will receive the rate in effect when the purchase payment is received at the Company's home office. (default option)
[ ]  Yes - I want to lock in at the current Fixed Account rate in effect on the date I signed this application. I have been informed of this rate and am aware of the Ratelock guarantee period. (Guaranteed Rate held for 45 days)]
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INVESTMENT OPTIONS (total must equal 100%)
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FUND                                                               FUND
------------------------------------------------------------------ -----------------------------------------------------------------
[Travelers Fixed Account [(N/A  IN VINTAGE ACCESS])             %  Putnam VT International Growth Fund - Class IB Shares         %
------------------------------------------------------------------ -----------------------------------------------------------------
AIM V.I. Premier Equity Fund (N/A  IN VINTAGE ACCESS)           %  Putnam VT Small Cap Value Fund - Class IB Shares              %
------------------------------------------------------------------ -----------------------------------------------------------------
AIM Capital Appreciation Portfolio                              %  Putnam VT Voyager II Fund - Class IB Shares                   %
------------------------------------------------------------------ -----------------------------------------------------------------
Alliance Growth Portfolio                                       %  Salomon Brothers Variable All Cap Fund Class I                %
------------------------------------------------------------------ -----------------------------------------------------------------
Alliance Growth & Income Portfolio - Class B                    %  Salomon Brothers Variable Investors Fund Class I              %
------------------------------------------------------------------ -----------------------------------------------------------------
Alliance Premier Growth Portfolio- Class B                      %  Salomon Brothers Var. Small Cap Growth Fund Class I           %
------------------------------------------------------------------ -----------------------------------------------------------------
American Funds Global Growth Fund - Class 2                     %  Smith Barney Aggressive Growth Portfolio                      %
------------------------------------------------------------------ -----------------------------------------------------------------
American Funds Growth Fund - Class 2                            %  Smith Barney Appreciation Portfolio                           %
------------------------------------------------------------------ -----------------------------------------------------------------
American Funds Growth-Income Fund - Class 2                 [20]%  Smith Barney Diversified Strategic Income Portfolio           %
------------------------------------------------------------------ -----------------------------------------------------------------
Equity Income Portfolio (Fidelity)                              %  Smith Barney Fundamental Value Portfolio                      %
------------------------------------------------------------------ -----------------------------------------------------------------
Equity Index Portfolio - Class II                               %  Smith Barney High Income Portfolio                            %
------------------------------------------------------------------ -----------------------------------------------------------------
Fidelity VIP Contrafund(R)Portfolio - Service Class             %  Smith Barney Int'l All Cap Growth Portfolio                   %
------------------------------------------------------------------ -----------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2            [20]%  Smith Barney Large Cap Core Portfolio                         %
------------------------------------------------------------------ -----------------------------------------------------------------
Franklin Small Cap Fund - Class 2                               %  Smith Barney Large Cap Value (N/A  IN VINTAGE ACCESS)         %
------------------------------------------------------------------ -----------------------------------------------------------------
Franklin Mutual Shares Securities Fund - Class 2                %  Smith Barney Large Cap Growth Portfolio                       %
------------------------------------------------------------------ -----------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                  %  Smith Barney Mid Cap Core Portfolio                           %
------------------------------------------------------------------ -----------------------------------------------------------------
Janus Aspen Series Aggr. Growth Port. - Service Shares          %  Smith Barney Money Market Portfolio                           %
------------------------------------------------------------------ -----------------------------------------------------------------
Multiple Discipline Portfolios                                     Smith Barney Prem. Selection All Cap Growth Portfolio         %
------------------------------------------------------------------ -----------------------------------------------------------------
o        All Cap Growth and Value Portfolio                     %  Smith Barney Small Cap Growth Opportunities Port.         [20]%
------------------------------------------------------------------ -----------------------------------------------------------------
o        Balanced All Cap Growth & Value Portfolio              %  Templeton Foreign Securities Fund - Class 2                   %
------------------------------------------------------------------ -----------------------------------------------------------------
o        Global All Cap Growth & Value Portfolio                %  Travelers Managed Income Portfolio                            %
------------------------------------------------------------------ -----------------------------------------------------------------
o        Large Cap Growth & Value Portfolio                     %  Van Kampen LIT Emerging Growth Portfolio                      %
------------------------------------------------------------------ -----------------------------------------------------------------
MFS Emerging Growth Portfolio                               [20]%  Van Kampen Enterprise Portfolio]                          [20]%
------------------------------------------------------------------ -----------------------------------------------------------------
MFS Research Portfolio                                          %                                                                %
------------------------------------------------------------------ -----------------------------------------------------------------
MFS Total Return Portfolio                                      %                                                                %
------------------------------------------------------------------ -----------------------------------------------------------------
PIMCO Total Return Portfolio                                    %  TOTAL:                                                  100%
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[DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)]
PLEASE SELECT ONE OF THE FOLLOWING OPTIONS FOR THE VARIABLE ANNUITY PRODUCT YOU ARE PURCHASING IF NO OPTION IS CHECKED, YOU WILL
RECEIVE THE STANDARD DEATH BENEFIT.
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[VINTAGE II]                       [VINTAGE 3]                        [VINTAGE ACCESS]                   [VINTAGE XTRA]
[ ]  [Standard                     [ ]  Standard (Annual Step-Up)]    [ ]  Standard (Annual Step-Up)     [ ]  Standard
[X]  Annual Step-Up                                                   [ ]  Roll-Up (N/A IN WA)]          [ ]  Annual Step-Up]
[ ]  Roll-Up (N/A IN WA)]
---------------------------------- ---------------------------------- ---------------------------------- ---------------------------
ADDITIONAL OPTIONS
THESE OPTIONS ARE AVAILABLE FOR AN ADDITIONAL COST.
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[ENHANCED STEPPED-UP PROVISION (ESP), an optional earnings enhancement rider for your beneficiaries]
[ ]  I wish to select the Enhanced Stepped-Up Provision Rider [(NOT AVAILABLE IN WA)]
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[PRINCIPAL GUARANTEE, an optional Guaranteed Minimum Withdrawal Benefit Rider
[ ]  I wish to select the Guaranteed Minimum Withdrawal Benefit Rider]
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SPECIAL PROGRAMS
THESE OPTIONS ARE AVAILABLE AT NO ADDITIONAL COST. IF CHECKED, PLEASE ATTACH APPROPRIATE FORM.
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[X]  [Dollar Cost Averaging
[ ]  Rebalancing
[ ]  Systematic Withdrawal]
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SPECIAL REQUESTS
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DISCLOSURE & ACKNOWLEDGMENT
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NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON D.C., KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan. For Nonqualified contracts, if the owner dies and is survived by the Annuitant before payments begin under a Settlement Option, any surviving Joint Owner assumes full ownership of the contract and not the beneficiary named by Written Request.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.

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OWNER SIGNATURES
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OWNER'S SIGNATURE      JOHN DOE                        CITY, STATE WHERE SIGNED      (REQUIRED)             DATE      2-1-2003
                                                          Anytown, State             ----------
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JOINT OWNER'S SIGNATURE                                DATE
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[REPRESENTATIVE] USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY? [ ] YES  [X] NO
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[REPRESENTATIVE'S ]NAME (PLEASE PRINT)      SUSAN DOE                      DATE   2-1-2003
-------------------------------------------------------------------------- ---------------------------------------------------------
[REPRESENTATIVE'S] SIGNATURE                SUSAN DOE                      SS#    000-01-0000
-------------------------------------------------------------------------- ---------------------------------------------------------
PHONE #    800-555-5555                FAX #                               LICENSE # (FLORIDA ONLY)
-------------------------------------- ----------------------------------- ---------------------------------------------------------
BROKER/DEALER                                                              SELECT ONE:     [[ ] A   [ ] B   [ ] C]
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ADDITIONAL COMMENTS


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